March 31, 2024

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 17.05% and 17.10%, respectively, in the first quarter of 2024, well ahead of the Russell 1000 Value Index (Russell Value) which advanced 8.99%. The three year annualized advances for SSHFX of 10.96% and for SSHVX of 11.18% were also ahead of the Russell Value’s 8.11%. As long-term investors, we highlight that Sound Shore’s 35 year annualized returns of 10.32% and 10.61%, for SSHFX and SSHVX, respectively, as of March 31, 2024, were ahead of the Russell Value at 9.98%.

We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Sound Shore Fund’s strong first quarter 2024 gain was substantially ahead of both the Russell Value and S&P 500 indices. The Fund’s portfolio return was driven by 12 holdings from seven different sectors that were each up 20% or more for the period. These included, among others, Fidelity National Information Services in financials, FLEX in technology, General Motors in consumer discretionary, Organon in health care, and PACCAR in industrials. These stocks outperformed as they continued to adapt, execute and win in their respective end markets. We are repeatedly tasked with understanding changes within industries and identifying individual companies that are best able to react and take advantage of an evolving landscape. Although change can sometimes sow fear as markets have a distaste for uncertainty, opportunity lies on the other side if properly analyzed. Charles Darwin’s Origin of Species sums it up well: “…the species that survives is the one that is able best to adapt and adjust to the changing environment in which it finds itself.” Since Sound Shore’s founding in 1978, our contrarian investment process focuses not only on valuation, but also on the adaptability and sustainability of company business models.

Two companies that led our best contributors list embody this resilience: independent power producers Vistra and Constellation Energy. Both stocks surged along with rising electricity prices reflecting an improving demand environment. However, this performance was years in the making as each company prepared their assets for a dynamic market while maintaining strong balance sheets in order to take advantage of the resulting volatility. In our 2023 year-end letter we detailed Vistra’s strategic position to supply power to the company’s markets. Similarly, Midwest focused Constellation is the biggest producer of carbon-free electricity in the US with nuclear power plants representing the majority of its capacity. We added the name in January 2023 when the stock was trading at an attractive 15 times earnings with clear line of sight to improved earnings and cash flow. Our research identified an upside to earnings power from maturing hedges and regulatory changes, including the Inflation Reduction Act’s nuclear credit. A spinout from Exelon Corp, we viewed the strength of Constellation’s clean, reliable baseload power model as appealing for residential and commercial customers. Demand for electricity is growing and notably, load peaks are changing as well. As the country brings on more renewables and adjusts to greater demand later in the day due to increased use of electric heat pumps and electric car charging, reliable clean power is at a premium. Moreover, data center demand is also now becoming an important driver and the company’s contract to supply Microsoft at premium power prices is evidence of the opportunity. You can learn more about our outlook for power markets in our November 2023 appearance on Business Breakdowns. Find it here:
https://soundshorefund.com/insights-news/

The diverse mix of names that drove our portfolio’s first quarter performance included drug maker Teva Pharmaceutical. Still trading at a double digit free cash flow yield, the stock advanced after 2024 guidance was above expectations. Teva develops, manufactures and markets generic drugs as well as specialty drugs focused on neurological and respiratory diseases. We believe management has positioned the company for renewed growth, driven by its most promising branded drug pipeline in years. Meanwhile industrial lighting supplier Acuity Brands finished higher after reporting strong earnings that included rising gross margins and strong free cash flow. The company has the number one market share in lighting fixtures and controls in North America and is a leading supplier of energy efficient retrofit solutions for commercial buildings.

A detractor for the period was global aerospace leader Boeing. Over the past couple of years the stock rebounded from operational challenges and had surged on improved free cash generation from increasing order activity, driven by global demand for aircraft. It was one of our best performers in the fourth quarter of 2023 after its November plane deliveries increased. When additional manufacturing issues surfaced in January, we believed it would push restructuring efforts back enough to warrant a review by our team. Despite having been a good investment for us, we were quick to react and sold our position at a gain, albeit less than before the news.

Even with our first quarter outperformance, as of March 31, 2024, Sound Shore’s portfolio had a forward price-earnings multiple of 11.7 times consensus estimates, a meaningful discount to the S&P 500 Index at 20.9 times and the Russell Value at 15.9 times. It is our belief that the Sound Shore portfolio represents tremendous value.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2024 were 35.58%, 12.55%, and 9.20%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were 35.87%, 12.77%, and 9.39%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.94% for the Investor Class and 0.85% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2024.

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/24: Acuity Brands, Inc.: 1.52%; The Boeing Company: 0.00%; Constellation Energy Corporation: 1.93%; Fidelity National Information Services, Inc.: 3.38%; Flex Ltd.: 3.79%; General Motors Company: 3.72%; Microsoft Corporation: 0.00%; Organon & Co.: 2.92%; PACCAR, Inc.: 1.97%; Teva Pharmaceutical Industries Ltd.: 3.21%; and Vistra Corp.: 3.01%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 3/31/24 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2024

	Share
	Amount	Value
Common Stock (97.4%) (a)
Consumer Discretionary (12.8%)
Bath & Body Works, Inc.	602,580	$30,141,052
General Motors Co.	848,895	38,497,388
Lennar Corp., Class A	129,115	22,205,198
PVH Corp.	297,280	41,800,541
		132,644,179
Consumer Staples (5.2%)
The Kraft Heinz Co.	774,265	28,570,378
The Kroger Co.	444,440	25,390,857
		53,961,235
Energy (7.9%)
Baker Hughes Co.	797,910	26,729,985
Kinder Morgan, Inc.	1,549,770	28,422,782
TotalEnergies SE, ADR	385,005	26,499,894
		81,652,661
Financials (16.4%)
Berkshire Hathaway, Inc., Class B (b)	64,605	27,167,695
Capital One Financial Corp.	270,970	40,344,723
Fidelity National Information Services, Inc.	470,520	34,903,174
Wells Fargo & Co.	707,520	41,007,859
Willis Towers Watson PLC	94,630	26,023,250
		169,446,701
Health Care (24.6%)
Cardinal Health, Inc.	150,845	16,879,555
Centene Corp. (b)	372,720	29,251,065
Elevance Health, Inc.	48,320	25,055,853
GE HealthCare Technologies, Inc.	214,090	19,462,922
Hologic, Inc. (b)	351,110	27,372,536
Merck & Co., Inc.	218,425	28,821,179
Organon & Co.	1,605,690	30,186,972
Perrigo Co. PLC	717,920	23,109,845
Pfizer, Inc.	760,385	21,100,684

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2024

	Share Amount	Value
Health Care (24.6%) (continued)
Teva Pharmaceutical Industries, Ltd., ADR (b)	2,352,065	$33,187,637
		254,428,248
Industrials (7.7%)
Acuity Brands, Inc.	58,370	15,685,770
FedEx Corp.	83,920	24,314,981
Huntington Ingalls Industries, Inc.	67,255	19,602,815
PACCAR, Inc.	164,572	20,388,825
		79,992,391
Information Technology (11.5%)
Check Point Software Technologies, Ltd. (b)	152,663	25,038,259
Flex, Ltd. (b)	1,369,815	39,190,407
NXP Semiconductors NV	107,055	26,525,017
Oracle Corp.	223,325	28,051,853
		118,805,536
Materials (6.3%)
Barrick Gold Corp.	947,670	15,769,229
CF Industries Holdings, Inc.	246,120	20,479,645
Cleveland-Cliffs, Inc. (b)	1,246,025	28,334,608
		64,583,482
Utilities (5.0%)
Constellation Energy Corp.	107,770	19,921,284
Vistra Corp.	447,050	31,137,033
		51,058,317
Total Common Stock (97.4%) (cost $672,211,798)		1,006,572,750

Short-Term Investments (3.0%)
Money Market Fund (3.0%)
First American Government Obligations Fund, Class X, 5.23% (c)	31,565,797	31,565,797
Total Short-Term Investments (3.0%) (cost $31,565,797)		31,565,797

Investments, at value (100.4%) (cost $703,777,595)		$1,038,138,547
Other Liabilities Less Assets (-0.4%)		(4,321,354)
Net Assets (100.0%)		$1,033,817,193

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2024

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 7-day yield as of March 31, 2024.

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2024

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 15, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated Sound Shore Management, Inc. (the "Adviser"), as the Fund's valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser's fair value determinations. The Adviser is responsible for determining the fair value of investments for which market quotations are not readily available in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2024

unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Fund’s compliance program and will review any changes made to the procedures.

The Adviser provides fair valuation inputs pursuant to its fair valuation procedures if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the Adviser’s fair valuation procedures. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2024:

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2024

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,006,572,750	$–	$–	$1,006,572,750
Short-Term Investments	31,565,797	–	–	31,565,797
Total Investments	$1,038,138,547	$–	$–	$1,038,138,547

At March 31, 2024, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the schedule of investments as of the date the schedule of investments were issued.

[INTENTIONALLY LEFT BLANK]

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.acaglobal.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

US Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

Philadelphia, Pennsylvania

207-QR-0324

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza
Portland, ME 04101
www.soundshorefund.com
(800) 551-1980

Quarterly Letter to Shareholders (Unaudited)

MARCH 31, 2024

SOUND SHORE FUND